Exhibit 10.11

EXECUTION VERSION

GUARANTEE AGREEMENT

Dated as of November 1, 2012

From

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE SECURED PARTIES REFERRED TO IN

THE CREDIT AGREEMENT REFERRED TO HEREIN

Exhibit A — Guarantee Supplement

i

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT dated as of November 1, 2012 (the “Guarantee”) made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 9) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, a “Guarantor”) in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

PRELIMINARY STATEMENT

WHEREAS, WMG Acquisition Corp., a Delaware corporation (the “Borrower”) and a direct or indirect parent of each Guarantor, will, on the date hereof, enter into a Term Loan Credit Agreement (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), dated November 1, 2012, among the Borrower, each Lender from time to time party thereto (collectively, the “Lenders”) and Credit Suisse AG, as administrative agent (the “Administrative Agent”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Credit Agreement.

WHEREAS, each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Loan Documents and the Secured Hedge Agreements (together with all instruments, agreements or other documents evidencing Cash Management Obligations, the “Finance Documents”). It is a condition to the effectiveness of the Credit Agreement and the entry by the Hedge Banks into Secured Hedge Agreements from time to time that each Guarantor shall have executed and delivered this Guarantee.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1. Guarantee; Limitation of Liability. (a) Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees to the Administrative Agent, for the benefit of the applicable Secured Parties, the punctual payment, when due and payable, whether at scheduled maturity or by acceleration, demand or otherwise, of all Obligations of each Loan Party (each, an “Obligor”) now or hereafter existing (such Obligations being the “Guaranteed Obligations”). Without limiting the generality of the foregoing and subject to the following sentence, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party under or in respect of the Finance Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor. Notwithstanding anything to the contrary contained in this Guarantee or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation (as defined below).

In this Guarantee, “Excluded Swap Obligation” means, with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

(b) Each Guarantor, and by its acceptance of this Guarantee, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee and the Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of, and not otherwise be in violation of, the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount that can be guaranteed by such Guarantor under applicable law and that will otherwise result in the Guaranteed Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guarantee, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Finance Documents.

Section 2. Guarantee Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Finance Documents. The Guaranteed Obligations of each Guarantor under or in respect of this Guarantee are independent of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Finance Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Borrower or any other Obligor or whether the Borrower or any other Obligor is joined in any such action or actions. The liability of each Guarantor under this Guarantee shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the maximum extent permitted by applicable law, any defenses it may now have or hereafter acquire arising out of or in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Finance Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Finance Documents, or any other amendment or waiver of or any consent to or departure from any Finance Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to or departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor under the Finance Documents or any other assets of any Obligor or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party (each Guarantor waiving, to the maximum extent permitted under applicable law, any duty on the part of the Secured Parties to disclose such information);

(g) the failure of any other Person to execute or deliver this Guarantee, any Guarantee Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations;

(h) any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect to the Finance Documents; or

(i) any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Obligor or any other guarantor or surety (other than the payment in full in cash of the Guaranteed Obligations).

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Obligor or otherwise, all as though such payment had not been made.

Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guarantee and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.

(b) Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any right to revoke this Guarantee and acknowledges that this Guarantee is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor herby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor hereunder.

(d) Each Guarantor acknowledges that the Administrative Agent may, in accordance with the Loan Documents, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guarantee, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives, to the maximum extent permitted by applicable law, any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e) Each Guarantor hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by such Secured Party.

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Finance Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths (as defined below) of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 below. The provisions of this Section 4 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

In this Guarantee, “Adjusted Net Worth” means, of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Guarantee or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the Senior Revolving Credit Agreement, the 2012 Senior Secured Notes, the Existing Unsecured Notes or any Additional Indebtedness) on such date.

Section 5. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guarantee or any other Finance Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower or any other Obligor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the payment in full in cash of such

Guaranteed Obligations that are accrued and payable, other than obligations under Secured Hedge Agreements and Cash Management Obligations. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of such Guaranteed Obligations that are accrued and payable, other than obligations under Secured Hedge Agreements and Cash Management Obligations, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of the Finance Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guarantee thereafter arising. Upon the payment in full in cash of such Guaranteed Obligations that are accrued and payable, other than obligations under Secured Hedge Agreements and Cash Management Obligations, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guarantee.

Section 6. Payments. Any and all payments by any Guarantor under this Guarantee or any other Loan Document shall be made in accordance with the terms of the Credit Agreement.

Section 7. Covenants. Each Guarantor covenants and agrees that, until the payment in full in cash of such Guaranteed Obligations that are accrued and payable, other than obligations under Secured Hedge Agreements and Cash Management Obligations, such Guarantor will perform and observe, and cause each of its Restricted Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Restricted Subsidiaries to perform or observe.

Section 8. Amendments, Release of Guarantors, Etc. No amendment or waiver of any provision of this Guarantee and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Guarantors (with the consent of the requisite number of Lenders specified in the Credit Agreement, if applicable) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. A Guarantor shall automatically be released from this Guarantee and its obligations hereunder upon (i) the sale or other disposition of all of the Equity Interests of such Guarantor (to a Person other than the Borrower or a Guarantor)

as permitted under the Credit Agreement or (ii) consummation of any other transaction or designation permitted by the Credit Agreement as a result of which such Guarantor becomes an Excluded Subsidiary. The Administrative Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of such Guarantor from its Guarantee hereunder pursuant to this Section 8; provided that such Guarantor shall have delivered to the Administrative Agent a written request therefor and a certificate of such Guarantor to the effect that the transaction is in compliance with the Loan Documents. The Administrative Agent shall be authorized to rely on any such certificate without independent investigation.

Section 9. Guarantee Supplements. Upon the execution and delivery by any Person of a guarantee supplement in substantially the form of Exhibit A hereto (each, a “Guarantee Supplement”), (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guarantee to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” or “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Guarantee”, “hereunder”, “hereof” or words of like import referring to this Guarantee, and each reference in any other Loan Document to the “Guarantee” or the “Subsidiary Guarantee”, “thereunder”, “thereof” or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Guarantee Supplement.

Section 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including e-mail or fax communication) and mailed, e-mailed, faxed or delivered to it, if to any Guarantor, addressed to it in care of the Borrower at the Borrower’s address specified in Section 11.2 of the Credit Agreement, if to any Hedge Bank, at its address specified in the Secured Hedge Agreement to which it is a party, if to the Administrative Agent, the Issuing Bank or any Lender, at its address specified in Section 11.2 of the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 11.2 of the Credit Agreement. Delivery by a facsimile or electronic pdf copy of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guarantee or of any Guarantee Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

Section 11. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 12. Right of Set-off. If an Event of Default under Section 9.1(a) of the Credit Agreement shall have occurred and be continuing or the Loans have become due and payable pursuant to Section 9.2 of the Credit Agreement, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any of and all the Obligations of such Guarantor now or hereafter existing under this Guarantee or any other Loan Documents, irrespective of whether or not such Lender shall have made any demand under this Guarantee or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 12 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

Section 13. Continuing Guarantee; Assignments under the Credit Agreement. This Guarantee is a continuing guarantee and shall (a) remain in full force and effect until (i) the payment in full in cash of such Obligations that are accrued and payable, other than obligations under Secured Hedge Agreements and Cash Management Obligations, (ii) the termination or expiration (or the cash collateralizing or backstopping on terms agreed to by the Issuing Bank) of all Letters of Credit and (iii) the termination of all Commitments, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, each Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement as and to the extent permitted under Section 11.6 of the Credit Agreement. Except as expressly provided in the Credit Agreement, no Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and each Lender.

Section 14. Execution in Counterparts. This Guarantee and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guarantee by facsimile or electronically via pdf shall be effective as delivery of an original executed counterpart of this Guarantee.

Section 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT

TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 17. Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Guarantee shall be deemed or operate to preclude (i) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (ii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iii) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 17(a) (after giving effect to the applicability of clauses (i) through (iii) of this proviso) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;

(b) consents that any such action or proceeding may be brought in such courts, agrees, subject to clauses (i) through (iii) of the proviso to Section 17(a) above, to bring any such action or proceeding in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, at the address specified in Section 11.2 of the Credit Agreement or at such other address of which the Borrower shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 17 any consequential or punitive damages.

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Guarantors:

ROADRUNNER RECORDS INC.

T.Y.S., INC.

THE ALL BLACKS U.S.A., INC.

A. P. SCHMIDT CO.

ATLANTIC RECORDING CORPORATION

ATLANTIC/MR VENTURES INC.

ARMS UP INC.

BERNA MUSIC, INC.

BIG BEAT RECORDS INC.

CAFE AMERICANA INC.

CHAPPELL MUSIC COMPANY, INC.

COTA MUSIC, INC.

COTILLION MUSIC, INC.

CRK MUSIC INC.

E/A MUSIC, INC.

ELEKSYLUM MUSIC, INC.

ELEKTRA/CHAMELEON

VENTURES INC.

ELEKTRA ENTERTAINMENT GROUP INC.

ELEKTRA GROUP VENTURES INC.

EN ACQUISITION CORP.

FHK, INC.

FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.

FOSTER FREES MUSIC, INC.

INSIDE JOB, INC.

INSOUND ACQUISITION INC.

INTERSONG U.S.A., INC.

JADAR MUSIC CORP.

LEM AMERICA, INC.

LONDON-SIRE RECORDS INC.

MAVERICK PARTNER INC.

MCGUFFIN MUSIC INC.

MIXED BAG MUSIC, INC.

MM INVESTMENT INC.

NONESUCH RECORDS INC.

NON-STOP MUSIC HOLDINGS, INC.

NVC INTERNATIONAL INC.

OCTA MUSIC, INC.

PEPAMAR MUSIC CORP.

REP SALES, INC.

RESTLESS ACQUISITION CORP.

REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY

RICK’S MUSIC INC.

RIGHTSONG MUSIC INC.

RODRA MUSIC, INC.

RYKO CORPORATION

RYKODISC, INC.

RYKOMUSIC, INC.

SEA CHIME MUSIC, INC.

SR/MDM VENTURE INC.

SUPER HYPE PUBLISHING, INC.

THE RHYTHM METHOD INC.

TOMMY BOY MUSIC, INC.

TOMMY VALANDO PUBLISHING GROUP, INC.

UNICHAPPELL MUSIC INC.

W.B.M. MUSIC CORP.

WALDEN MUSIC INC.

WARNER ALLIANCE MUSIC INC.

WARNER BRETHREN INC.

WARNER BROS. MUSIC INTERNATIONAL INC.

WARNER BROS. RECORDS INC.

WARNER CUSTOM MUSIC CORP.

WARNER DOMAIN MUSIC INC.

WARNER MUSIC DISCOVERY INC.

WARNER MUSIC LATINA INC.

WARNER MUSIC SP INC.

WARNER SOJOURNER MUSIC INC.

WARNER SPECIAL PRODUCTS INC.

WARNER STRATEGIC MARKETING INC.

WARNER/CHAPPELL MUSIC (SERVICES), INC.

WARNER/CHAPPELL MUSIC, INC.

WARNER/CHAPPELL PRODUCTION MUSIC, INC.

WARNER-ELEKTRA-ATLANTIC CORPORATION

WARNERSONGS, INC.

WARNER-TAMERLANE PUBLISHING CORP.

WARPRISE MUSIC INC.

J. RUBY PRODUCTIONS, INC.

SIX-FIFTEEN MUSIC PRODUCTIONS, INC.

SUMMY-BIRCHARD, INC.

WB GOLD MUSIC CORP.

WB MUSIC CORP.

WBM/HOUSE OF GOLD MUSIC, INC.

WBR MANAGEMENT SERVICES INC.

WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.

WBR/SIRE VENTURES INC.

WEA EUROPE INC.

WEA INC.

WEA INTERNATIONAL INC.

WEA MANAGEMENT SERVICES INC.

WIDE MUSIC, INC.

WMG MANAGEMENT SERVICES INC.

ASYLUM RECORDS LLC

ATLANTIC MOBILE LLC

ATLANTIC PRODUCTIONS LLC

ATLANTIC SCREAM LLC

ATLANTIC/143 L.L.C.

BB INVESTMENTS LLC

BULLDOG ENTERTAINMENT GROUP LLC

BULLDOG ISLAND EVENTS LLC

BUTE SOUND LLC

CHORUSS LLC

CORDLESS RECORDINGS LLC

EAST WEST RECORDS LLC

FBR INVESTMENTS LLC

FOZ MAN MUSIC LLC

FUELED BY RAMEN LLC

LAVA RECORDS LLC

LAVA TRADEMARK HOLDING COMPANY LLC

MADE OF STONE LLC

PENALTY RECORDS, L.L.C.

PERFECT GAME RECORDING COMPANY LLC

RHINO NAME & LIKENESS HOLDINGS, LLC

RHINO/FSE HOLDINGS, LLC

T-BOY MUSIC, L.L.C.

T-GIRL MUSIC, L.L.C.

THE BIZ LLC

UPPED.COM LLC

WARNER MUSIC DISTRIBUTION LLC

WMG TRADEMARK HOLDING

COMPANY LLC

ARTIST ARENA LLC

FERRET MUSIC HOLDINGS LLC

FERRET MUSIC LLC

FERRET MUSIC MANAGEMENT LLC

FERRET MUSIC TOURING LLC

P & C PUBLISHING LLC

WARNER MUSIC NASHVILLE LLC

ATLANTIC PIX LLC

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

[SIGNATURE PAGE TO TERM LOAN GUARANTEE AGREEMENT]

Guarantors (cont-d): WARNER MUSIC INC.

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel & Secretary

615 MUSIC LIBRARY, LLC

By: Six-Fifteen Music Productions, Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary

ARTIST ARENA INTERNATIONAL, LLC

By: Artist Arena LLC, its Member
By: Warner Music Inc., its Sole Member

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE

By: Warner Music Distribution LLC, its Managing Partner

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary

MAVERICK RECORDING COMPANY

By: SR/MDM Venture Inc., its Managing Partner

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary

[SIGNATURE PAGE TO TERM LOAN GUARANTEE AGREEMENT]

Guarantors (cont-d):

NON-STOP CATACLYSMIC MUSIC, LLC
NON-STOP INTERNATIONAL PUBLISHING, LLC
NON-STOP OUTRAGEOUS PUBLISHING, LLC

By: Non-Stop Music Publishing, LLC, their Sole Member
By: Non-Stop Music Holdings, Inc., its Manager

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary

NON-STOP MUSIC LIBRARY, L.C. NON-STOP MUSIC PUBLISHING, LLC NON-STOP PRODUCTIONS, LLC

By: Non-Stop Music Holdings, Inc., their Sole Member

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary

WMG ARTIST BRAND LLC

By: Warner Music Inc., its Managing Member

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel & Secretary

[SIGNATURE PAGE TO TERM LOAN GUARANTEE AGREEMENT]

Exhibit a

To The

Guarantee Agreement

FORM OF GUARANTEE AGREEMENT SUPPLEMENT

Credit Suisse AG, as Administrative Agent

Eleven Madison Avenue

New York, NY 10010

RE: Credit Agreement dated as of November 1, 2012 among WMG Acquisition Corp. (the “Company”), each Lender from time to time party thereto and Credit Suisse AG as administrative agent (the “Administrative Agent”).

Ladies and Gentlemen:

Reference is made to the above-captioned Credit Agreement and to the Guarantee Agreement referred to therein (such Subsidiary Guarantee, as in effect on the date hereof and as it may hereafter be amended, supplemented, waived or otherwise modified from time to time, together with this Guarantee Agreement Supplement (the “Guarantee Supplement”), being the “Subsidiary Guarantee”). The capitalized terms defined in the Subsidiary Guarantee or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guarantee; Limitation of Liability. (a) The undersigned hereby, jointly and severally with the other Guarantors, absolutely, unconditionally and irrevocably guarantees to the Administrative Agent, for the benefit of the applicable Secured Parties (as defined below), the punctual payment, when due and payable, whether at scheduled maturity or by acceleration, demand or otherwise, of all Obligations of each other Obligor now or hereafter existing (such Obligations being the “Guaranteed Obligations”). Without limiting the generality of the foregoing and subject to the following sentence, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party under or in respect of the Finance Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor. Notwithstanding anything to the contrary contained in this Guarantee Supplement or any provision of any other Loan Document, the Guaranteed Obligations shall not extend to or include any Excluded Swap Obligation (as defined below).

In this Guarantee Supplement, “Excluded Swap Obligation” means, with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

(b) The undersigned, and by its acceptance of this Guarantee Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Subsidiary Guarantee and the Guaranteed Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of, and not otherwise be in violation of, Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee Supplement, the Subsidiary Guarantee and the Guaranteed Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Guaranteed Obligations of the undersigned under this Guarantee Supplement and the Subsidiary Guarantee at any time shall be limited to the maximum amount that can be guaranteed by such Guarantor under the applicable law and that will otherwise result in the Guaranteed Obligations of the undersigned under this Guarantee Supplement and the Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

(c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guarantee Supplement and the Guarantee, the undersigned will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Finance Documents.

Section 2. Obligations Under the Guarantee. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guarantee to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guarantee to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Subsidiary Guarantor”, a “Loan Party” or an “Obligor” shall also mean and be a reference to the undersigned.

Section 3. Electronic Delivery. Delivery of an executed counterpart of a signature page to this Guarantee Supplement by facsimile or electronically via pdf shall be effective as delivery of an original executed counterpart of this Guarantee Supplement.

Section 4. GOVERNING LAW. THIS GUARANTEE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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Section 5. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 6. Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Guarantee Supplement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Guarantee Supplement shall be deemed or operate to preclude (i) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (ii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iii) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 6 (after giving effect to the applicability of clauses (i) through (iii) of this proviso) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;

(b) consents that any such action or proceeding may be brought in such courts, agrees, subject to clauses (i) through (iii) of the proviso to Section 6(a) above, to bring any such action or proceeding in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, at the address specified in Section 11.2 of the Credit Agreement or at such other address of which the Borrower shall have been notified pursuant thereto;

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(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 6 any consequential or punitive damages.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By:
Title: